                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8 - K/A

                       AMENDMENT TO APPLICATION OR REPORT
                  Filed pursuant to Section 12, 13 or 15 (d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                         MEDICAL ACTION INDUSTRIES INC.
                         ------------------------------
               (Exact name of registrant as specified in charter)

                                 AMENDMENT NO. 3

         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its July 19, 1999 Current Report on Form 8-K as set forth in the pages attached hereto:

         Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Pro Forma Combined Balance Sheets at December 31, 1998 (Medical Action Industries Inc.) and December 31, 1998 (Acquired Business)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MEDICAL ACTION INDUSTRIES INC.
                                            ------------------------------
                                                    (Registrant)

Date:   September 14, 1999           By:    /s/ Richard G. Satin
        ------------------                  --------------------
                                            Richard G. Satin
                                            (Principal Accounting Officer)

                       Unaudited Pro Forma Financial Data

         On March 22, 1999, Registrant, pursuant to an Asset Purchase Agreement dated as of March 9, 1999 between the Registrant and Acme United Corporation, a Connecticut corporation ("Acme"), acquired certain of the assets relating to the medical products business of Acme.


         The Purchase price for the assets acquired was approximately $8,484,000 of which $7,476,000 was paid at or prior to the closing, with the balance paid over the three (3) month period ending on or about June 15, 1999, which includes the Registrant issuing to Acme at closing a warrant (the "Warrant") to purchase 50,000 shares of its common stock at a purchase price of $2.84 per share. The aggregate fair value of the Warrant, $73,500, has been estimated using the Black Scholes Option Pricing Model.


         The assets acquired included inventory, factory and office equipment, trademarks, patents, and a patent application used in the manufacture of Acme's medical products, including (i) kit and tray products, including suture removal trays, I.V. start kits, and central line trays; (ii) net, padding, wound care and antiseptic products, including Acu-Dyne(R), an antimicrobial solution of povidone iodine prep swabs, and a line of proprietary Tubegauze(R) elastic netting used in dressing retention; and (iii) instrument packs, which include a broad line of sterile instruments, such as hemostats, scalpels and forceps (hereinafter the "Products").

         The factory and office equipment acquired by the Registrant for the manufacture of the Products will continue to be used by the Registrant in its facility in Arden, North Carolina for the manufacture of the Products.

                  The acquisition of the Acme business will be accounted for as a purchase pursuant to Accounting Principles Board Opinion No. 16, and accordingly, the Registrant has allocated the purchase price to its fair market value of the assets acquired as follows:


         Inventory                               $2,147,000
         Factory and Office Equipment               336,000
         Trademarks                                 447,000
         Goodwill                                 5,554,000
                                                 ----------
                                                 $8,484,000
                                                 ==========


         Goodwill and trademarks will be amortized over a twenty (20) year period.

         The Registrant utilized the funds available under its Revolving Credit Note and Loan Agreement (the "Loan Agreement") with European American Bank in order to satisfy the purchase price. The funds provided under the Loan Agreement were made in the ordinary course of business.

         The following unaudited pro forma balance sheet combines the financial position of Medical Action Industries Inc. (the "Company") as of December 31, 1998 and the net assets acquired of the medical business of Acme United Corporation as of December 31, 1998 as if the Company had acquired the net assets on December 31, 1998. A pro forma statement of operations has not been presented as certain historical operating results of the medical business of Acme United Corporation is not available.

                         Medical Action Industries Inc.
                            Pro Forma Balance Sheets
                                December 31, 1998
                                   (unaudited)



                                              Medical Action      Medical Business of                     Pro Forma
                                              Industries Inc.     Acme United Corp.     Pro Forma         Combined
Description                                   December 31, 1998   December 31, 1998     Adjustments       December 31, 1998
-----------------------------------------------------------------------------------------------------------------------------

Assets
Current Assets:
   Cash                                        $     550,000       $                                      $         550,000
   Accounts receivable, net                        7,107,000                                                      7,107,000
   Inventories                                    12,228,000         2,658,000  Note 1        (510,637)          14,375,363
   Prepaid Expenses                                  400,000                                                        400,000
   Other current Assets                               60,000                                                         60,000
                                               ----------------    -----------           -------------    -----------------

Total current assets                              20,345,000         2,658,000                (510,637)          22,492,363
Property and equipment, net                        7,825,000           241,000  Note 2          95,250            8,161,250
Investment in Joint Ventures                         345,000                                                        345,000
Due from Officers                                    484,000                                                        484,000
Intangibles                                        2,291,000                    Note 3       6,000,334            8,291,334
Patents                                                   -              1,000  Note 3          (1,000)                  -
Other Assets                                         126,000                                                        126,000
                                               ----------------    -----------           -------------    -----------------
Total Assets                                   $  31,416,000       $ 2,900,000           $   5,583,947    $      39,899,947
------------                                   ----------------    -----------           -------------    -----------------

Liabilities and Shareholders' Equity
Current liabilities
   Accounts Payable                            $   1,023,000                                                      1,023,000
   Accrued expenses, payroll and payroll taxes     1,240,000                                                      1,240,000
   Accrued income taxes                               65,000                                                         65,000
   Current portion of capital lease obligations      148,000                                                        148,000
   Notes payable to bank                           4,982,000                                                      4,982,000
   Other note payable                                     -                     Note 4   $   1,000,000            1,000,000
   Current portion of long-term debt                 360,000                                                        360,000
                                               -------------       -----------           -------------    -----------------

Total current liabilities                          7,818,000                -                1,000,000            8,818,000
                                               -------------
Deferred income taxes                                355,000                                                        355,000
Capital lease obligations, less current portion      327,000                                                        327,000
Long-term debt, less current portion               5,430,000                    Note 5       7,410,447           12,840,447

Shareholders' equity:
   Common stock                                        9,000                                                          9,000
   Additional paid in capital                      9,151,000         2,900,000  Note 6      (2,826,500)           9,224,500
   Retained earnings                               8,326,000                                                      8,326,000
                                               -------------       -----------           -------------    -----------------

Total Shareholders' equity                        17,486,000         2,900,000              (2,826,500)          17,559,500
                                               --------------      -----------           -------------    -----------------
Total liabilities and shareholders' equity     $  31,416,000         2,900,000           $   5,583,947    $      39,899,947
------------------------------------------     -------------       -----------           -------------    -----------------

                         Medical Action Industries Inc.
                        Notes to Pro Forma Balance Sheet
                                December 31, 1998
                                   (unaudited)

1. Adjustment to record the estimated fair market value of inventories acquired.

2. Adjustment of fixed assets acquired to estimate fair market value on date of acquisition.

3. To record the value of intangible assets acquired consisting of trademarks and the excess cost of net assets acquired.

4. In connection with the acquisition, the Company withheld $1,000,000 of the purchase price, subject to adjustment as defined in a transition plan. Such amount is expected to be paid in installments through June 15, 1999.

5. To reflect the cash purchase price of Acme, which was financed by additional long term borrowings under the Company's credit facility.

6. Reflects elimination of the excess net assets over liabilities acquired and records the estimated fair value of warrants, estimated using the Black Scholes Option Pricing Model, to purchase 50,000 shares of the Company's common stock at an exercise price of $2.84 per share.